UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2006
SYNTAX-BRILLIAN CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-50289	05-0567906

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 N. DESERT DRIVE
TEMPE, ARIZONA
85281

(Address of Principal Executive Offices) (Zip Code)
(602) 389-8888

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On March 17, 2006, an amendment to the Certificate of Incorporation of Syntax-Brillian Corporation was filed with the Delaware Secretary of State to effect an increase in the number of authorized shares of the company’s common stock from 60,000,000 shares to 120,000,000 shares. The increase in authorized shares was approved by the company’s stockholders at a special meeting of the stockholders held on March 17, 2006. A copy of the amendment is filed herewith as Exhibit 3.5.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number
3.5	Certificate of Amendment to Certificate of Incorporation of the Registrant

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTAX-BRILLIAN CORPORATION
Date: March 21, 2006	By:	/s/ Wayne A. Pratt
Wayne A. Pratt
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
3.5	Certificate of Amendment to Certificate of Incorporation of Registrant.